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                                    EXHIBIT 4



                                  Page 69 of 70


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                                POWER OF ATTORNEY

            KNOWN ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Kimberley A. Rummelsburg and Ted H. McCourtney his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the
Schedule 13D, and all amendments thereto, with all exhibits thereto, and all documents in connection therewith, with respect to the beneficial ownership by the undersigned of the equity securities of Occupational Health + Rehabilitation Inc. and to file the same, with the Securities and Exchange Commission and any other person, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done.


November 19, 1996                       /s/ Peter O. Crisp
                                        -------------------------------------
                                          Peter O. Crisp
                                          General Partner

                                        /s/ Anthony B. Evnin
                                        -------------------------------------
                                          Anthony B. Evnin
                                          General Partner

                                        /s/ David R. Hathaway
                                        -------------------------------------
                                          David R. Hathaway
                                          General Partner

                                        /s/ Ted. H. McCourtney
                                        -------------------------------------
                                          Ted H. McCourtney
                                          General Partner

                                        /s/ Ray A. Rothrock
                                        -------------------------------------
                                          Ray A. Rothrock
                                          General Partner

                                        /s/ Kimberley A. Rummelsburg
                                        -------------------------------------
                                          Kimberley  A. Rummelsburg
                                          General Partner

                                        /s/ Patrick F. Latterell
                                        -------------------------------------
                                          Patrick F. Latterell

                                          General Partner

                                        /s/ Anthony Sun
                                        -------------------------------------
                                          Anthony Sun
                                          General Partner


                                  Page 70 of 70